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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  December 23, 1999
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                            GEERLINGS & WADE, INC.
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              (Exact Name of Registrant as Specified in Charter)

        MASSACHUSETTS                 000-24048                  04-2935863
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                  960 Turnpike Street, Canton , MA      02021
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             (Address of Principal Executive Offices)   (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 821-4152
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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

Reference is made to a copy of a news release of Geerlings & Wade, Inc. dated December 27, 1999 announcing that Geerlings & Wade has entered into an Amendment dated as of December 23, 1999 (which Amendment is filed as Exhibit 2.1 hereto and incorporated by reference) to the Agreement and Plan of Merger dated September 27, 1999 among Liquid Holdings Inc., Liquid Acquisition Corp. and Geerlings & Wade. Such news release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.
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     2.1  Amendment to Agreement and Plan of Merger dated December 23, 1999 by and among Liquid Holdings Inc., Liquid Acquisition Corp. and Geerlings & Wade, Inc.

     99.1 News Release dated December 27, 1999 of Geerlings & Wade, Inc.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         GEERLINGS & WADE, INC.


                              By: /s/ Jay Essa
                                  ----------------------------------
                                  Name:  Jay Essa
                                  Title: President


Date: December 28, 1999

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                                 EXHIBIT INDEX

Exhibit No.                       Description of Exhibits
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2.1            Amendment to Agreement and Plan of Merger dated December 23, 1999 by and among Liquid Holdings Inc., Liquid Acquisition Corp. and Geerlings & Wade, Inc.

99.1           News Release dated December 27, 1999 of Geerlings & Wade, Inc.

                                      -4-